Exhibit 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Claudio Pablo Lopez, certify that:

1.	I have reviewed this annual report on Form 20-F of Navios South American Logistics Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: November 4, 2013

/s/ Claudio Pablo Lopez
Claudio Pablo Lopez
Chief Executive Officer
(Principal Executive Officer)